EXHIBIT 99.1

Presentation Materials dated November 2, 2010

Stifel Nicolaus 2010 Bank & Thrift Conference Investor Presentation November 2, 2010

Forward Looking Statement
Certain comments made in the course of this presentation by People's United Financial are forward-
looking in nature.  These include all statements about People's United Financial's operating results or financial position for periods ending or on dates occurring after September 30, 2010 and usually use words such as "expect", "anticipate", "believe", and similar  expressions.  These comments represent management's current beliefs, based upon information available to it at the time the statements are made, with regard to the matters addressed.
All forward-looking statements are subject to risks and uncertainties that could cause People's United
Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) failure of the parties to satisfy the closing conditions in either merger agreement in a timely manner or at all; (2) failure of the shareholders of Smithtown Bancorp or LSB Corporation to approve the applicable merger agreement; (3) failure to obtain governmental approvals for one or both mergers;
(4)  disruptions to the parties’ businesses as a result of the announcement and pendency of one or both mergers; (5) costs or difficulties related to the integration of the businesses following one or both mergers;
(6) changes in general, national or regional economic conditions; (7) the risk that the anticipated benefits, cost savings and any other savings from either transaction may not be fully realized or may take longer than expected to realize (8) changes in loan default and charge-off rates; (9) reductions in deposit levels necessitating increased borrowings to fund loans and investments; (10) changes in interest rates or credit availability; (11) possible changes in regulation resulting from or relating to the recently enacted financial reform legislation; (12) People’s United’s success in addressing management succession issues in a timely and effective manner; (13) changes in levels of income and expense in noninterest income and expense related activities; (14) competition and its effect on pricing, spending, third-party relationships and revenues.

Corporate Overview
Snapshot, as of September 30, 2010
1842 Founded:
4,543 Employees (FTE):
440 ATMs:
298 Branches:
$15.7 billion Deposits:
$15.2 billion Loans:
$21.9 billion Assets:
$4.6 billion Market Capitalization (10/27/10)
NASDAQ (PBCT) People’s United Financial, Inc.

VERMONT
NEW HAMPSHIRE
MASSACHUSETTS
RHODE ISLAND
Burlington
Montpelier
Barre
Rutland
Plattsburgh
St Albans
Swanton
Newport
Troy
Colebrook
East Brighton
East Lyndon
St Johnsbury
Berlin
Gorham
Bethel
Rumford
Farfield
Waterville
Augusta
Belfast
Camden
Rockland
Gardiner
Auburn
Lisbon
Brunswick
Cumberland Foreside
Portland
Biddeford
Wells Beach
Portsmouth
Dover
Durham
Concord
Manchester
Nashua
Lowell
Lawrence
Boxford
Lynn
Salem
Boston
Dedham
Brockton
Plymouth
Taunton
Providence
Bristol
New Bedford
Barnstable
Chatham
Vineyard Haven
Norwich
Worcester
Springfield
Fitchburg
Greenfield
Pittsfield
North Adams
Keene
Brattleboro
Putney
Hanover
Lebanon
Rochester
Middlebury
Vergennes
Orwell
Ticonderoga
Whitehall
Poultney
Wallingford
Claremont
Rockingham
Arlington
Bennington
Hoosick
Troy
Albany
Amsterdam
Saratoga Springs
Glens Falls
Kingsbury
Wilton
Hudson
Claverack
Hyde Park
Waterbury
Danbury
Meriden
Enfield
Stamford
Wilbraham
Woonsocket
Westport
Southold
Montauk
Hampton Bays
East Quogue
Brentwood
New York
Kingfield
Rangeley
Phillips
Skowhegan
Hudson
Hampden
Surry
Jay
Norway
Waterford
Fryeburg
Conway
North Conway
Haverhill
Orfordville
East Ryegate
Waitsfield
Warren
Northfield
Shelburne
Lake Placid
Mineville
Essex Junction
Fairfax
Beekmantown
Standish
Westbrook
Wakefield
South Sanford
Exeter
Cheshire
Adams
Ware
Rindge
Gilford
Truro
Wellfleet
North Eastham
St George

People's United Financial, Inc.

Diversified footprint with 336 branches
and ~$18 billion in deposits across six
states
Considerable scarcity value as a major
independent bank with presence across
Northeast
People’s United Pro Forma Footprint
0 #35 2 RiverBank
10 #38 30 Bank of Smithtown
2 #55 6 RiverBank
5 #7 31 ME
8 #4 33 NH *
9 #16 29 MA *
12 #37 35 NY *
14 #1 46 VT
29 #1 64 Fairfield, CT
53 #3 162 CT
% of
Deposits
Market
Share Branches
PBCT SMTB LSBX De Novo Branches
* Pending transaction completion

People’s United Primary Objectives 1. Optimize the existing business 2. Deploy capital in high return initiatives 4

Optimize the Existing Business
Continue to grow high quality, in-footprint, relationship-based C&I, commercial real estate, home equity and select residential loans
Maintain highest underwriting standards and focus on asset quality
Compete on service and relationships and maintain pricing discipline
Yield enhancing moves on investments without credit risk or significant duration risk
Further leverage our brand
Deepen our presence in NYC Metro (Westchester County and Long Island) and
Greater Boston
Continue to upgrade our products & services
Build out our small business lending capabilities
Continue to deepen wealth management and insurance relationships
Improved infrastructure facilitates future growth
Core systems conversion complete
Our objective is to reach 1.25% ROAA

1.42
2.18
0.57
1.21
2.58
1.85
4.93
3.31
0.00
1.00
2.00
3.00
4.00
5.00
6.00
NPAs /
Assets
NPAs /
Loans + REO
NCOs /
Loans
Allowance /
Loans
PBCT Peers
17.8
7.7
0.0
5.0
10.0
15.0
20.0
PBCT Peers
0.50
0.47
-2.00
-1.50
-1.00
-0.50
0.00
0.50
1.00
1.50
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
PBCT Peers
3.73
3.42
2.50
3.00
3.50
4.00
4.50
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
PBCT Peers
Peer Comparison
As of September 30, 2010
On most important measures, People’s United remains stronger than peers
Net Interest Margin
Return on Average Assets **
Tangible Equity / Tangible Assets
Asset Quality *
*   Peer asset quality data is for 2Q10
** For People’s United, Return on Average Assets reflects Operating Net Income/Average Assets annualized
Peers reflect ROAA before extraordinary items according to SNL 6

Average Earning Asset Mix
3Q 09
Home
Equity
13%
Securities &
Investments
21%
Commercial
Banking
51%
Residential
Mortgage
15%
3Q 10
Securities &
Investments
20%
Home
Equity
11%
Commercial
Banking
56%
Residential
Mortgage
13%
We remain focused on growing core commercial and consumer lending, while excess capital is safely held in liquid investments
$10,561
$2,463
$2,184
$3,748
$9,375
$2,809
$2,270
$3,887
Yield on
Average Earning Assets = 4.40%
Yield on
Average Earning Assets = 4.20%

Average Funding Mix
Our assets are funded nearly entirely with deposits and equity
3Q 09
Interest-
bearing
Deposits
57%
Demand
Deposits
15%
Stockholders’
Equity
25%
3Q 10
Interest-
bearing
Deposits
56%
Stockholders’
Equity
25%
Demand
Deposits
16%
Sub-debt /
Other
3%
$749
Sub-debt /
Other
3%
$699
Cost of
Average Deposits = 0.70%
Cost of
Average Deposits = 1.13%
$3,432
$5,404
$12,369
$5,135
$3,222
$11, 814

Commercial & Equipment Financing
Historical Credit Performance
NPLs * (%)
NCOs (%)
Commentary
Portfolio remains well diversified
Continue to see growth in core
middle market segment
Core portfolio is self-originated,
with rigorous underwriting and
ongoing credit administration
Equipment Financing focused on
mission critical equipment with
good resale values
1.64
1.54
2.12
2.50
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
PBCT Peer Group Mean Top 50 Banks
0.37
0.92
1.47
1.89
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010
PBCT Peer Group Mean Top 50 Banks
* For People’s United, excludes acquired non-performing loans

Commercial Real Estate Loans
Historical Credit Performance
Commentary
CRE portfolio totals $5.5BN
All CRE loans are underwritten on
a cash flow basis
Portfolio is well diversified
Loss content is limited
Strong CRE portfolio growth
opportunities continue to exist
NPLs * (%)
NCOs (%)
1.55 1.23
3.07
3.83
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
4.50
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
PBCT Peer Group Mean Top 50 Banks
0.98
0.35
1.30
1.74
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
2.00
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
PBCT Peer Group Mean Top 50 Banks
* For People’s United, excludes acquired non-performing loans

Retail & Small Business
Relationship and service focus translates to low deposit rates
Residential loan balances will grow in 4Q10 (selling 30 year fixed mortgages)
Highly developed retail model in Southern New England
#1 deposit market share in Fairfield County
Multiple products and cross selling – 4.6 products per customer
Continue to enhance retail model in Northern New England
Increase penetration from 3.0 products per customer
Invested in licensing, product and sales training
Westchester, NY expansion over the past 2 years now represents 5 branches and ~$330 million of deposits
Opening a new branch in Bronxville, NY in 1Q11
Will open two branches in downtown Boston before year end 2010
Deposit pricing discipline and high-quality consumer lending expansion will allow a continued focus on margin management

Residential Loans
Historical Credit Performance
NPLs * (%)
NCOs (%)
Commentary
Resolution of NPLs is limited by a
much slower foreclosure process
Low LTV at origination
85% of NPLs have LTVs <90%;
should insure continued low loss
content
Given attractive spreads, we began
portfolioing some residential
mortgages during 2Q10
3.67
3.40
2.55
3.13
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
PBCT Peer Group Mean Top 50 Banks
0.20
0.07
1.31
1.63
0.00
0.50
1.00
1.50
2.00
2.50
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
PBCT Peer Group Mean Top 50 Banks
* For People’s United, excludes acquired non-performing loans

Home Equity
Historical Credit Performance
Commentary NPLs * (%)
NCOs (%)
0.26
0.03
1.60
1.79
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
PBCT Peer Group Mean Top 50 Banks
As of Q3 2010, Home Equity loans
stood at $2.0BN, flat from Q2 2010
levels
Q3 2010 utilization rate was 49.4%,
up 120bps from Q2 2010 and Q1 2010
Asset quality remains high, as
measured by low NPLs and NCOs
Home Equity remains an important
part of our retail relationships
0.48
0.44
0.91
1.30
0.00
0.50
1.00
1.50
2.00
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
PBCT Peer Group Mean Top 50 Banks
* For People’s United, excludes acquired non-performing loans

Wealth Management
Delivering discount brokerage, full service brokerage, registered investment advisory, life and long-term care insurance through one consolidated sales force
People’s Securities administers approximately $4BN in assets via discount brokerage, full-service brokerage, Registered Investment Advisory and annuities
Brokerage (discount and full-service) enhances PBCT deposit household profitability and retention
Northern New England franchise represents significant growth opportunity
Registered Investment Advisory service is a core competency and has approximately $800MM in customer assets
We are committed to the RIA model growing fee-based business as opposed to many competitors who are solely focused on up-front commission
New opportunities: enhancing trust and asset management offering within
Southern New England franchise, further penetrating the commercial insurance market
Assets managed and administered total $17.1 billion
What makes PBCT Wealth Management
different from other bank models?

Capital Deployment
Acquisition activity is focused on New England and the Mid-Atlantic
Have widened our lens to include smaller banks
Maintain price discipline in light of challenging industry conditions
Actively evaluating share repurchases
Currently limited by SEC regulations due to stock issuance in SMTB deal – expected to close late November
Repurchased $77MM in 2Q10 and 3Q10 at an average price of $13.76
Our dividend yield is approximately ~4.8% and we have an 18 year track record of increasing dividends

Acquisition Discipline
Geographic and/or product/service fit with existing franchise
Potential for significant revenue synergies
Preference for relationship-based franchises
Valuation models are based on:
Thorough due diligence including detailed loan file review
Conservative credit marks, cost savings and profitability
assumptions
Valuation models do not include revenue synergies
Financial Hurdles:
IRR must exceed 15%
Cash on cash returns of ~10% or greater
TBV dilution earn back period of less than 10 years

8 30
Branches
780 2,278
Assets ($MM)
539 1,912
Loans ($MM)
475 1,815
Deposits ($MM)
10 42
ATMs
LSB Corp. * Smithtown Bancorp *
Largest commercial bank
headquartered on Long Island, NY
operating as Bank of Smithtown
High quality branch network
Commercial bank headquartered in
North Andover, MA
operating as RiverBank
Operates in attractive markets
north of Boston
Description
Pending Acquisitions - Business Profiles
* Financial data as of September 30, 2010

Pending Acquisitions - Strategic Rationale
Expansion into densely populated, contiguous markets
Expansion into attractive Long Island market
Increases presence in Boston area
Continuing to build the premier regional bank in the Northeast
Provides platforms for increased market share in new markets
Significant opportunity to lower deposit costs to PBCT levels
Leverages excess capital
Exceeds financial hurdles
>15% IRR
Significant operating EPS accretion in year 1

Pending Acquisitions - Pro Forma Impact
>15% >15% Internal rate of return
~$0.10 ~$0.01 ~$0.09
2011 operating EPS
accretion
***
~$9.57 $10.07
Tangible book value per
share
30
1.8
1.9
2.3
SMTB*
~14.9% 17.8%
Tangible common equity
ratio
8
0.5
0.5
0.8
LSBX*
336 298 Branches
24.9 21.9 Assets ($Bn)
18.0 15.7 Deposits ($Bn)
17.4 15.2 Loans ($Bn)
PBCT Pro Forma
**
* Financial data as of September 30, 2010
** Pro forma for purchase accounting adjustments.  Assumes stock issued in SMTB transaction is repurchased
*** Excludes one-time merger related expenses

Summary
Competitive Strength
Pro forma Tangible Common Equity Ratio of 15.0%
Focus on relationship based lending
Conservative underwriting
Further leveraging the brand
Healthy outlook for organic loan & deposit growth including select de novo activity
Prudent capital deployment
Well priced acquisitions
Maintain strong dividend yield
Share repurchases
Extended period of low interest rates, multi-year de-leveraging process and tougher regulatory environment are encouraging consolidation
Significantly more asset sensitive than peers
We are excited about growth and confident in our position

Appendix

We expect that interest rates will not rise in 2011. However, we do expect rates to rise in
2012 and beyond
Given short term interest rates are so low and are expected to remain low for next year, we have modestly added to our securities portfolio and reduced asset sensitivity.
For Q2 2010 we were ~2.0-2.5x as asset sensitive as our peers. This was driven by increased asset sensitivity by peers and a modest 1% decrease in our sensitivity.
For every 100bps increase in the Fed Funds rate, our net interest income will increase by ~$40MM on an annualized basis
Asset Sensitivity

Net Interest Income at Risk
1
Analysis involves PBCT estimates, see notes below
Lowest Amongst Highest Amongst Core PBCT Multiple to
Scenario Our Peers Our Peers Peer Median PBCT Peer Median
Shock Up 100bps
² -0.5% 4.5% 2.7% 5.9% 2.2x
Shock Up 200bps
³ -1.0% 9.0% 5.1% 14.1% 2.8x
Change in Net Interest Income
Notes:
1. Analysis is as of 6/30/10 filings
2. Data as of 6/30/10 SEC filings, where exact +100bps shock up scenario data was not provided PBCT interpolated based on data disclosed
3. Data as of 6/30/10 filings, where exact +200bps shock up scenario data was not  provided PBCT interpolated based on data disclosed

Peer Group
Company Name Ticker State
1 Associated Banc-Corp ASBC WI
2 Astoria Financial Corporation AF NY
3 BOK Financial Corporation BOKF OK
4 City National Corporation CYN CA
5 Comerica Incorporated CMA TX
6 Commerce Bancshares, Inc. CBSH MO
7 Cullen/Frost Bankers, Inc. CFR TX
8 First Horizon National Corporation FHN TN
9 Flagstar Bancorp, Inc. FBC MI
10 Fulton Financial Corporation FULT PA
11 Hudson City Bancorp, Inc. HCBK NJ
12 M&T Bank Corporation MTB NY
13 Marshall & Ilsley  Corporation MI WI
14 New York Community Bancorp, Inc. NYB NY
15 Synovus Financial Corp. SNV GA
16 TCF Financial Corporation TCB MN
17 Valley National Bancorp VLY NJ
18 Webster Financial Corporation WBS CT
19 Zions Bancorporation ZION UT

For more information, investors may contact: Peter Goulding, CFA peter.goulding@peoples.com (203) 338-6799